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                                                                 Exhibit 10.6


                         BORROWER STOCK PLEDGE AGREEMENT


     BORROWER STOCK PLEDGE AGREEMENT, dated as of February 20, 1997, made by SIGHT RESOURCE CORPORATION, a Delaware corporation (the "Borrower") in favor of CREDITANSTALT CORPORATE FINANCE, INC., a Delaware corporation (the "Lender"), parties to the Credit Agreement described below.


                              W I T N E S S E T H:
                              --------------------


     WHEREAS, the Borrower is a party to the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), between the Borrower and the Lender;


     WHEREAS, pursuant to the Credit Agreement, the Lender has agreed to make certain extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;


     WHEREAS, the Borrower is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) issued by the Issuers (as hereinafter defined); and


     WHEREAS, it is a condition precedent to the obligation of the Lender to make its extensions of credit to the Borrower under the Credit Agreement that the Borrower shall have executed and delivered this Pledge Agreement to the Lender;


     NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Credit Agreement and to induce the Lender to make its extensions of credit under the Credit Agreement, the Borrower hereby agrees with the Lender, as follows:


     1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.


          (b) The following terms shall have the following meanings:


               "AGREEMENT": this Borrower Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.


               "BANKRUPTCY EVENT OF DEFAULT": an Event of Default pursuant to
          Section 9(f) of the Credit Agreement.


               "CODE": the Uniform Commercial Code from time to time in effect in the State of New York.


               "COLLATERAL": the Pledged Stock and all Proceeds.


               "COLLATERAL ACCOUNT": as defined in the Borrower Security Agreement.


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               "ISSUERS": the collective reference to the companies identified on Schedule 1 attached hereto as the issuers of the Pledged Stock; individually, each an "Issuer."


               "PLEDGED STOCK": the shares of capital stock listed on Schedule 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Issuer to the Borrower while this Agreement is in effect.


               "PROCEEDS": all "proceeds" as such term is defined in Section 9-306(l) of the Code in effect on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.


               "SECURED OBLIGATIONS": shall be the collective reference to the unpaid principal of and interest on the Notes and all other obligations and liabilities (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), of the Borrower to the Lender whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the Notes, the Warrant Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Lender that are required to be paid by the Borrower pursuant to the terms of the Credit Agreement, this Agreement or any other Loan Document);


               "SECURITIES ACT": the Securities Act of 1933, as amended.


               "TERMINATION DATE": the date which all Secured Obligations shall have been irrevocably paid in full and the Commitments shall have been terminated.


     (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.


     (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


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     2.   PLEDGE; GRANT OF SECURITY INTEREST. The Borrower hereby delivers to the Lender, all the Pledged Stock and hereby grants to the Lender, a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.


     3. STOCK POWERS. Concurrently with the delivery to the Lender of each certificate representing one or more shares of Pledged Stock, the Borrower shall deliver an undated stock power covering such certificate, duly executed in blank by the Borrower.


     4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that:


     (a) The shares of Pledged Stock constitute all the issued and outstanding shares of all classes of the capital stock of each Issuer owned by the Borrower.


     (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.


     (c) The Borrower is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.


     (d) Upon delivery to the Lender of the stock certificates evidencing the Pledged Stock, the security interest created by this Agreement will constitute a valid, perfected first priority security interest in the Collateral, enforceable in accordance with its terms against all creditors of the Borrower and any Persons purporting to purchase any Collateral from the Borrower, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.


     5. COVENANTS. The Borrower covenants and agrees with the Lender that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:


     (a) If the Borrower shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Borrower shall accept the same as the agent of the Lender, hold the same in trust for the Lender and deliver the same forthwith to the Lender in the exact form received, duly indorsed by the Borrower to the Lender, if required, together with an undated stock power covering such certificate duly executed in blank by the Borrower, to be held by the Lender, subject to the terms hereof, as additional collateral security for the Secured Obligations. At any time when a Default or an Event of Default has occurred and is continuing, any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer shall be paid over to the Lender to be held by it hereunder as additional collateral security for the Secured Obligations, and at any time when a Default or an Event of Default has


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occurred and is continuing, in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Lender to be held by it hereunder as additional collateral security for the Secured Obligations.
If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Borrower, the Borrower shall, until such money or property is paid or delivered to the Lender, hold such money or property in trust for the Lender, segregated from other funds of the Borrower, as additional collateral security for the Secured Obligations.


     (b) Without the prior written consent of the Lender, the Borrower will not
(1) except to the extent not prohibited by the Credit Agreement, vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (2) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, (3) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement or (4) enter into any agreement or undertaking restricting the right or ability of the Borrower or the Lender to sell, assign or transfer any of the Collateral.


     (c) The Borrower shall maintain the security interest created by this Agreement as a first, perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Lender may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Lender, duly endorsed in a manner satisfactory to the Lender, to be held as Collateral pursuant to this Agreement.


     (d) The Borrower shall pay, and save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.


     6. CASH DIVIDENDS; VOTING RIGHTS. Unless a Default or an Event of Default has occurred and is continuing and the Lender shall have given notice to the Borrower of the Lender's intent to exercise its corresponding rights pursuant to
Section 7 below (except in the case of a


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Bankruptcy Event of Default, in which case no such notice shall be required), the Borrower shall be permitted to receive all cash dividends paid in the normal course of business of the Issuers and consistent with past practice, to the extent permitted in the Credit Agreement, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Lender's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, this Agreement or any other Loan Document.


     7. RIGHTS OF THE LENDER. (a) All money Proceeds received by the Lender hereunder shall be held by the Lender in the Collateral Account. All Proceeds while held by the Lender in the Collateral Account (or by any Pledgor in trust for the Lender) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in paragraph 8(a) provided that any balance of such proceeds when no Default is or Event of Default is continuing shall be paid over to the Borrower or to whomever may be lawfully entitled to receive the same.


     (b) (1) If an Event of Default has occurred and is continuing and the Lender shall give notice of its intent to exercise such rights to the Borrower (except in the case of a Bankruptcy Event of Default, in which case no such notice shall be required), the Lender shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Secured Obligations in such order as the Lender may determine, and (2) if a Default or an Event of Default has occurred and is continuing and the Lender shall give notice of its intent to exercise such rights to the Borrower (except in the case of a Bankruptcy Event of Default, in which case no such notice shall be required), all shares of the Pledged Stock shall be registered in the name of the Lender or its nominee, and the Lender or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of any Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the Borrower or the Lender of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine), all without liability (to the extent permitted by law) except to account for property actually received by it, but the Lender shall have no duty to the Borrower to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.


     (c) In order to permit the Lender to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph 7(b)(2) and to receive the dividends and distributions which it is authorized to receive and retain pursuant to paragraph 7(b)(1), the Borrower shall, if necessary, upon written notice from the Lender (except in the case of a


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Bankruptcy Event of Default, in which case no such notice shall be required), from time to time execute and deliver (or cause to be executed and delivered) to the Lender all such proxies, dividend payment orders and other instruments as the Lender may reasonably request.


     (d) The rights of the Lender hereunder shall not be conditioned or contingent upon the pursuit by the Lender of any right or remedy against the Issuers or against any other Person which may be or become liable in respect of all or any part of the Secured Obligations or against any collateral security therefor, guarantee thereof or right of offset with respect thereto. The Lender shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Lender be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.


     8. REMEDIES. (a) If an Event of Default has occurred and is continuing, at any time at the Lender's election, the Lender may apply all or any part of Proceeds held in any Collateral Account in payment of the Secured Obligations in such order as the Lender may elect.


     (b) If an Event of Default has occurred and is continuing the Lender may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Lender shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale (after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or its rights of the Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Lender), to the payment in whole or in part of the Secured Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Section 9-504(l)(c) of the Code, need the Lender account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire


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against the Lender arising out of the exercise by them of any rights hereunder.
If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Lender.


     9. REGISTRATION RIGHTS; PRIVATE SALES. (a) If the Lender shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to
Section 8 hereof, and if in the opinion of the Lender it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Borrower will cause the Issuer thereof to (1) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Lender, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (2) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (3) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Borrower agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Lender shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.


     (b) The Borrower recognizes that the Lender may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Borrower acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.


     (c) The Borrower further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law. The Borrower further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Lender and that the Lender


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has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Borrower, and the Borrower hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Default or Event of Default had occurred and was continuing at the time that the Lender gave notice pursuant to paragraph 7(b) hereof.


     10. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO ISSUERS. The Borrower hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Lender in writing that (a) states that a Default or an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Borrower, and the Borrower agrees that each Issuer shall be fully protected in so complying.


     11. LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT. (a) The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent of the Lender, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in the Lender's own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Agreement and to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.


     (b) The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph 11(a) in accordance with the terms of this Agreement. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.


     12. DUTY OF LENDER. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar securities and property for its own account, except that the Lender shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Lender, nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.


     13. EXECUTION OF FINANCING STATEMENTS. Pursuant to Section 9-402 of the Code, the Borrower authorizes the Lender to file financing statements with respect to the Collateral without the signature of the Borrower in such form and in such filing offices as the Lender reasonably determines appropriate to perfect the security interests of the Lender under this Agreement. A


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carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.


     14. NOTICES. All notices, requests and demands to or upon the Lender or the Borrower to be effective shall be in writing (or by fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by fax or similar electronic transfer, when sent and receipt has been confirmed, addressed to the Lender or the Borrower at its address or transmission number for notices provided in the Credit Agreement. The Lender and the Borrower may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.


     15. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


     16. AMENDMENTS IN WRITING; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Lender, provided that any provision of this Agreement may be waived by the Lender in a letter or agreement executed by the Lender or by facsimile transmission from the Lender.


     (b) The Lender shall not by any act (except by a written instrument pursuant to paragraph 16(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.


     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.


     17. SECTION HEADINGS. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.


     18. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Lender and its successors and assigns.


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     19.  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



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     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.


                                          SIGHT RESOURCE CORPORATION


                                          By:_______________________________
                                                   Alan MacDonald
                                                   Vice President, Finance and
                                                       Administration








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                           ACKNOWLEDGMENT AND CONSENT


     The undersigned hereby acknowledges receipt of a copy of the Borrower Pledge Agreement, dated as of February 20, 1997 (as amended, supplemented or otherwise modified from time to time, the "PLEDGE AGREEMENT"), made by SIGHT RESOURCE CORPORATION for the benefit of CREDITANSTALT CORPORATE FINANCE, INC. (the "LENDER"). The undersigned agrees for the benefit of the Lender as follows:


     1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.


     2. The undersigned will notify the Lender promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement.


     3. The terms of paragraph 9(c) of the Pledge Agreement shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.



                                           Cambridge Eye Associates, Inc.,
                                           a Delaware corporation


                                           By:_______________________________
                                                    Alan MacDonald
                                                    Treasurer


Address for Notices:                 c/o   Sight Resource Corporation
                                           67 South Bedford Street
                                           Burlington, Massachusetts  01803
                                           Attention:  Alan MacDonald

copy to:                                   Mintz, Levin, Cohn, Ferris, Glovsky
                                                and Popeo, P.C.
                                           One Financial Center
                                           Boston, Massachusetts  02111
                                           Attention:  Lewis Geffen, Esq.



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



                           ACKNOWLEDGMENT AND CONSENT


     The undersigned hereby acknowledges receipt of a copy of the Borrower Pledge Agreement, dated as of February 20, 1997 (as amended, supplemented or otherwise modified from time to time, the "PLEDGE AGREEMENT"), made by SIGHT RESOURCE CORPORATION for the benefit of CREDITANSTALT CORPORATE FINANCE, INC. (the "LENDER"). The undersigned agrees for the benefit of the Lender as follows:


     1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.


     2. The undersigned will notify the Lender promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement.


     3. The terms of paragraph 9(c) of the Pledge Agreement shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.



                                                     Douglas Vision World, Inc.,
                                               a Delaware corporation
                                               (formerly known as VW
                                               Acquisition Corp.)


                                          By:_______________________________
                                                   Alan MacDonald
                                                   Treasurer


Address for Notices:                c/o   Sight Resource Corporation
                                          67 South Bedford Street
                                          Burlington, Massachusetts  01803
                                          Attention:  Alan MacDonald

copy to:                                  Mintz, Levin, Cohn, Ferris, Glovsky
                                               and Popeo, P.C.
                                          One Financial Center
                                          Boston, Massachusetts  02111
                                          Attention:  Lewis Geffen, Esq.

                           ACKNOWLEDGMENT AND CONSENT


     The undersigned hereby acknowledges receipt of a copy of the Borrower Pledge Agreement, dated as of February 20, 1997 (as amended, supplemented or otherwise modified from time to time, the "PLEDGE AGREEMENT"), made by SIGHT RESOURCE CORPORATION for the benefit of CREDITANSTALT CORPORATE FINANCE, INC. (the "LENDER"). The undersigned agrees for the benefit of the Lender as follows:


     1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.


     2. The undersigned will notify the Lender promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement.


     3. The terms of paragraph 9(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.



                                      E. B. Brown Opticians, Inc., a Delaware
                                           corporation (formerly known as
                                           E. B. Brown Acquisition Corp.)


                                      By:_______________________________
                                               Alan MacDonald
                                               Treasurer


Address for Notices:            c/o   Sight Resource Corporation
                                      67 South Bedford Street
                                      Burlington, Massachusetts  01803
                                      Attention:  Alan MacDonald

copy to:                              Mintz, Levin, Cohn, Ferris, Glovsky
                                           and Popeo, P.C.
                                      One Financial Center
                                      Boston, Massachusetts  02111
                                      Attention:  Lewis Geffen, Esq.

                                                                     SCHEDULE 1
                                                                    to Borrower
                                                               Pledge Agreement
                                                               ----------------

                          DESCRIPTION OF PLEDGED STOCK




                                                      Stock                No.
            Issuer              Class of Stock    Certificate No.     of Shares
            ------              --------------    ---------------     ---------


                                    Common             C0002           100.00
Cambridge Eye Associates, Inc.

Douglas Vision World, Inc.          Common             C0001           100.00
(formerly known as VW
Acquisition Corp.)
E.B. Brown Opticians, Inc.          Common             1.00            100.00
(formerly known as E.B.
Acquisition Corp.)